UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2017

TARGA RESOURCES PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Louisiana, Suite 4300

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2017, the board of directors (the “Board”) of Targa Resources GP LLC (the “General Partner”), the general partner of Targa Resources Partners LP (the “Partnership”), appointed Robert Muraro, age 40, as Executive Vice President - Commercial of the General Partner, effective February 22, 2017. Mr. Muraro previously served as Senior Vice President – Commercial and Business Development of various subsidiaries of the Partnership between March 2016 and February 2017. He also served as Vice President – Commercial Development of various subsidiaries of the Partnership between January 2013 and March 2016. He held the position of Director of Business Development between August 2004 and December 2012.

On February 22, 2017, the Board appointed John R. Klein, age 66, as Senior Vice President and Chief Accounting Officer of the General Partner, effective February 22, 2017. Mr. Klein previously served as Senior Vice President – Controller of the General Partner and various subsidiaries of the Partnership between December 2015 and February 2017. He also served as Vice President – Controller of the General Partner and various subsidiaries of the Partnership between March 2007 and December 2015.

On February 22, 2017, John R. Sparger, age 63, ceased to serve as Chief Accounting Officer of the General Partner. Mr. Sparger will serve as a Senior Vice President of the General Partner.

Targa Resources Corp. (the “Company”) entered into an indemnification agreement with Mr. Muraro on February 22, 2017. This indemnification agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein in its entirety. The indemnification agreement requires the Company to indemnify Mr. Muraro to the fullest extent permitted under Delaware law against liability that may arise by reason of his service to the Company and its subsidiaries (including the General Partner), and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Indemnification Agreement by and between Targa Resources Corp. and Robert Muraro, dated February 22, 2017 (incorporated by reference to Exhibit 10.1 to Targa Resources Corp.’s Current Report on Form 8-K filed February 27, 2017 (File No. 001-34991)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGA RESOURCES PARTNERS LP

	By:	Targa Resources GP LLC,
its general partner

Date: February 27, 2017	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Indemnification Agreement by and between Targa Resources Corp. and Robert Muraro, dated February 22, 2017 (incorporated by reference to Exhibit 10.1 to Targa Resources Corp.’s Current Report on Form 8-K filed February 27, 2017 (File No. 001-34991)).